PROSPECTUS- PINNACLE  VALUE FUND                         May 1, 2011

A SERIES OF THE BERTOLET CAPITAL TRUST- NO LOAD SHARES

c/o Mutual Shareholder Services

8000 Towne Centre Dr- 400

Broadview Heights, OH 44147

877-369-3705 toll free or 440-922-0066

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PINNACLE VALUE FUND SUMMARY

INVESTMENT OBJECTIVE &  INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT RISKS

FINANCIAL HIGHLIGHTS

MANAGEMENT OF THE FUND

DIVIDENDS, DISTRIBUTIONS AND TAXES

NET ASSET VALUE (NAV) PER SHARE

FAIR VALUE PRICING OF SECURITIES

SIZE LIMITATIONS

HOW TO PURCHASE SHARES

AUTOMATIC INVESTMENT PLAN

OTHER INFORMATION ON PURCHASE OF SHARES

HOW TO REDEEM SHARES

OTHER INFORMATION  ON REDEMPTION OF SHARES

MARKET TIMING- FREQUENT TRADING

PRIVACY POLICY

ADDITIONAL INFORMATION

PINNACLE VALUE FUND SUMMARY

Investment Objective

Long term capital appreciation with income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold Fund shares.

Shareholder fees (fees paid directly from your investment)

Maximum sales load imposed on purchases                                                            None

Maximum sales load imposed on reinvested dividends or capital gains              None

Redemption fee paid to Fund for shares held less than one year                         1.00%

Annual fund operating expenses (paid yearly as a % of your investment)

Management fee                                                                                                          1.25%

Distribution (12b-1) fee                                                                                                None

Other expenses                                                                                                                0.22

Acquired fund fees & expenses (1)                                                                              0.37

Total annual fund operating expenses                                                                       1.84%

(1) Acquired fund fees & expenses are indirect costs of investing in other funds. Total annual operating expenses will not correlate to the expense ratio in the Fund’s financial statements since the financial statements include only direct operating expenses, not indirect costs of investing in other funds. Excluding these indirect costs, the Fund’s expense ratio was 1.47%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example assumes your investment returns 5% each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year               3 years             5 years           10 years

                          $151                $471                 $813               $1,779

Portfolio Turnover

The Fund pays transaction costs such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs which are not reflected in annual fund operating expenses or in the example affect the Fund’s performance. During the most recent year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the publicly traded equity securities of companies that appear to offer superior opportunities for capital appreciation  These may include common and preferred stocks, convertible securities, rights, warrants and other securities. The Fund relies on the professional judgment of its investment advisor to make decisions about the Fund’s investments.

The Fund will invest in a diversified portfolio of equity securities issued primarily by small and micro-cap (generally less than $1 billion at time of investment) domestic companies which the advisor believes are trading at significant discounts to underlying earnings power or asset values. The advisor assesses company prospects via rigorous fundamental analysis which may include speaking with management, customers, competitors, vendors, industry analysts and others. The Fund will sell securities when they become fully valued or if company fundamentals deteriorate.

Principal Investment Risks

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include:

Stock market risk- Common stocks or securities convertible into common stocks are more volatile than other investments such as debt securities. A stock market decline may lead to declines in individual securities or market segments. The Fund may experience a substantial or complete loss on an individual security.

Value style risk- The value approach carries the risk that securities chosen may remain undervalued . The market may not recognize a company’s true intrinsic value for a long time or a company judged to be undervalued may be appropriately priced. Value stocks as a group may be out of favor while the market focuses on growth stocks.

Small & micro cap company risk- Investing in small company securities involves special risks as they have more limited resources and are more vulnerable to economic downturns. Share prices are more volatile than those of large firms and are more likely to be adversely affected by down markets.

Liquidity risk- The Fund may invest in thinly traded securities that, while publicly traded on an exchange or over the counter, are not well known to the general public, have limited float or lack significant institutional interest making it hard to sell portfolio positions at an optimal time or price.

Investment Results

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance year to year and how the Fund’s average annual returns for 1 and 5 years and since inception compare with an index of broad market performance. Past results (before and after taxes) are not predictive of future performance. Updated information on the Fund’s results may be found at www.pinnaclevaluefund.com.

Calendar Year Total Returns

2010  13.5%

2009  12.7

2008  (16.9)

2007   15.4

2006   13.2

2005    8.5

2004   19.6%

Highest Performance Quarter (4Q 2004)  13.2%

Lowest Performance Quarter  (4Q 2008)  (12.8)%

Average annual total returns for the years ended Dec. 31, 2010

                                                                                                        1 year     5 years    Inception

Return before taxes                                                                         13.5%     6.8%        9.7%

Return after taxes on distributions (1)                                           13.5        6.2            8.9

Return after taxes on distributions and sale of fund shares (1) 11.5        5.2           7.6

Russell 2000 Index                                                                             26.9%    3.7%      11.2%

(1)

After tax returns are calculated using the highest individual federal income tax rates in effect and do not reflect state & local taxes. Your actual after tax returns depend on your individual tax status and may differ from the results shown above. After tax returns are not relevant to investors who hold Fund shares in tax deferred accounts like IRAs.

Portfolio Management

Investment Advisor-  Bertolet Capital LLC

Portfolio Manager- John E. Deysher, CFA has had primary responsibility for the management of the Fund since its inception on April 1, 2003.

Purchase and Sale of Fund Shares

Purchase minimums:

To establish an account:  $2,500     ($1,500 for IRAs)

To add to an account:         $100      (including IRAs)

You may purchase or redeem shares on any business day NYSE is open by writing to Pinnacle Value Fund at 8000 Town Centre Dr.- 400, Broadview Heights , OH  44147 or calling 877-369-3705 x 115 if you elected the telephone redemption option upon opening your account. You may also redeem shares held by a financial intermediary by contacting them directly. Regardless of where your shares are held, you will be charged a 1% redemption fee for all shares redeemed within one year of purchase. Proceeds transferred electronically will incur a wire transfer fee.

Tax Information

Distributions of net investment income and net capital gains (if any) are normally made at yearend and may be subject to federal, state & local taxes if held in taxable accounts.

Payments to broker-dealers and other financial intermediaries

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

This section of the Prospectus provides additional information about the investment practices and related risks of the Fund.

INVESTMENT OBJECTIVE & INVESTMENT STRATEGIES

The Fund’s investment objective is long term capital appreciation with income as a secondary objective. The Fund emphasizes a “value” style of investing and will focus on the fundamentals of the underlying business rather than macro factors like the direction of interest rates or the  economy. The Fund will invest in a diversified portfolio of securities issued by small- and micro-cap companies which the Fund’s Adviser believes are trading at significant discounts to underlying earnings power or asset value.  Normally the Fund will invest  primarily in equity or convertible securities of companies with market capitalizations of less than $1 billion at the time of investment.

The Fund invests in securities of companies that the Adviser believes are currently undervalued and have the potential for significant capital appreciation. These may include common and preferred stocks, convertible securities and special situations which may include turnarounds, spin-offs, reorganizations, broken IPOs, rights and warrants. The Fund will use a “bottom up” approach employing fundamental analysis to identify undervalued companies. These companies are often out of favor or overlooked in the marketplace and may trade at depressed prices which may not reflect true economic value. Many may be orphaned stocks or neglected by large institutional investors.

Intense due diligence will be employed by the Adviser to assess company prospects via rigorous quantitative and qualitative analysis. This may include speaking with management, customers, competitors, vendors, Wall Street analysts, industry specialists and others to assess strategic, financial and operating priorities. Adviser will seek to invest in companies with strong balance sheets, capable management, attractive business niches, ownership of valuable franchises or trade names, sound accounting practices, large insider ownership and securities with above average yields or which trade at low price-to-earnings (P/E), price-to-cash flow (P/CF) and price-to-book (P/B) multiples.

The Fund will often seek catalysts which may accelerate the realization of significant gains in earnings and net worth. These may include a new management team, new products or distribution channels, cost reduction initiatives, an active acquisition or divestiture program, investments in new technologies, share repurchases, asset sales or a cyclical rebound in earnings.

The Fund will employ a disciplined trading strategy. Limit orders will generally be used when buying or selling securities. In purchasing shares, the Fund will attempt to build its position over time without moving prices. It will gradually scale into a position while becoming more comfortable with management, company prospects and the way the security trades. Accumulating a full position may take months. The Fund will sell securities when they become fully valued or if company fundamentals deteriorate.

If suitable purchase candidates cannot be found or in response to adverse market conditions the Fund may purchase defensive investments such as money market funds or cash equivalents. If the Fund acquires money market funds, shareholders will be subject to duplicate advisory fees and the Fund may not achieve its investment objectives during a rising market. Historically, the Fund has held high levels of cash equivalents because of the Adviser’s risk adverse approach, conditions that Adviser believes represent historically high stock market valuations and a dearth of acceptable investment ideas.

PRINCIPAL INVESTMENT RISKS

1. General risk. There is no assurance the Fund will meet its investment objective. Investors could lose money by investing in the Fund. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2.

Stock market risk. Common stocks or securities convertible into common stocks are more volatile than other investments such as debt securities. A stock market decline may lead to declines in individual securities or market segments. The Fund may experience a substantial or complete loss on an individual security.

3.

Value style risk. The value approach carries the risk that securities chosen may remain undervalued. The market may not recognize a company’s true intrinsic value for a long time or a company judged to be undervalued may be appropriately priced. Value stocks as a group may be out of favor while the market focuses on “growth” stocks.

4.

Small company risk. Investing in small company securities involves special risks.

Small companies often have limited customers, product lines, marketing/R&D budgets, distribution channels, management talent, financial resources and are more vulnerable to economic downturns. Prices of small company securities are more volatile than those of large companies and are more likely to be adversely affected by poor market conditions.

5. Liquidity risk. The Fund may invest in thinly traded securities that, while traded on an exchange or over the counter, are not well known to the general public, have limited float or lack significant institutional ownership, making it difficult to sell portfolio positions at an optimal time or price. The Fund should not be used by market timers, momentum investors or short term traders.

6. Portfolio strategy risk. Fund success will in part be determined by the Adviser’s skill at choosing appropriate investments and executing portfolio strategy effectively.

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance for the past 5 years and reflects financial results for a single Fund share. Total returns represent the rate an investor would have earned on a Fund investment assuming reinvestment of all distributions. This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2010 Annual Report to Shareholders, which is available upon request.

Period Ended December 31,                     2010          2009          2008      2007     2006

Net Asset Value, Beginning of Period        $12.87       $11.45       $15.57   $13.80  $13.09

Net investment income(loss)*                        (.12)         (0.04)         .15         .23        .24

Net gains or losses on securities

    (realized and unrealized)                            1.86           1.49         (2.80)     1.90     1.49

    Total from investment operations                1.74           1.45         (2.65)     2.13     1.73

Distributions from net investment income        -                    -           (0.14)   (.17)   (0.20)

Distributions from capital gains                        -              (0.03)        (1.33)   (.19)   (0.74)

Return of Capital                                           -                  -               -           -        (0.08)

                                                                      0.00         (0.03)        (1.47)   (.36)    (1.02)

Paid in Capital from Redemption Fees**         -               -                 -             -              -

Net Asset Value, End of Period                    $14.61      $12.87      $11.45  $15.57 $13.80

Total Return                                                   13.5%       12.7%   (16.9)% 15.4%  13.2%

Ratios/Supplemental Data

Net assets, end of period (millions)                 $64.5       $59.8       $57.4     $64.2   $30.6

Before Reimbursement

    Ratio of expenses to average net assets          1.47%    1.47%    1.44%   1.49%  1.62%

    Ratio of net income(loss)to average net assets (0.91)% (0.35)%  1.12%    1.53% 1.64%

After Reimbursement

    Ratio of expenses to average net assets             1.47%   1.49%  1.49%   1.49%   1.49%

    Ratio of net income(loss)to average net assets  (0.91)%(0.37)% 1.06%   1.53%   1.77%

Portfolio Turnover Rate                                          5.5%   63.1%     66.4%   27.1%  29.4%

* Per share net investment income(loss) calculated on average shares outstanding.

** Less than $.01 per share

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees (Board) has overall responsibility for oversight of the Fund. The Board formulates the general policies and meets periodically to review Fund performance, monitor investment activities and discuss matters affecting the Fund.

The Advisor

Bertolet Capital LLC (Advisor), 745 Fifth Ave.-2400, New York, NY 10151 manages the Fund investments pursuant to an Investment Advisory Agreement (Agreement). Subject to the general supervision of the Board, Advisor manages the Fund in accordance with its investment objectives and policies and maintains related records. Advisor is a privately held Limited Liability Company registered as an investment advisor with the SEC.

Advisor is paid a fee which is accrued daily and payable at least yearly at an annual rate of 1.25% of average net assets up to $300 million and 1% of average net assets thereafter.

For 2010, actual net fee paid to Advisor on average net assets was 1.25%.

A discussion regarding the basis for the Board’s approval of the Agreement is available in the Fund’s Semi- annual Report to Shareholders.

Portfolio Manager

John E. Deysher, Adviser President, has been responsible for supervising the Fund's daily investment activities since inception, April 2003. Mr. Deysher has 25 years of investment management experience. From 1990 to Dec. 2002, Mr. Deysher was  Portfolio Manager, Senior Analyst with Royce & Assoc., an investment firm specializing in small cap value stocks and advisor to several mutual funds including the Pennsylvania Mutual Fund. The Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, management of other accounts and Fund ownership.

Mr. Deysher started his investment career with Kidder Peabody in 1983 where he  managed equity and fixed income portfolios for individuals and small institutions.

He holds a Bachelor’s degree from the Pennsylvania State University, and Masters degrees from Indiana University, Bloomington (Business) and the University of California, Berkeley (Science). He holds a CPA certificate and is a CFA (Chartered Financial Analyst).

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualifies and intends to continue to qualify as a regulated investment company under Subchapter M of Internal Revenue Code so as to be relieved from federal income tax on net realized gains and net investment income distributed to shareholders. To qualify as a regulated investment company, the Fund must, among other things, distribute to shareholders substantially all income from dividends, interest, net realized capital gains and all other income derived from its business of investing in securities.

The Fund intends to distribute to all shareholders, at least annually, usually in December, substantially all net investment income and net realized capital gains. These will be reinvested in additional shares unless the shareholder has requested payment by check.

Distributions are taxable whether received in cash or reinvested in additional Fund shares.

For Federal income tax purposes, Fund distributions, whether received in cash or reinvested in additional shares, from net investment income and net realized short term gains are taxable as ordinary income, except that distributions of qualifying dividends from domestic corporations and qualified foreign corporations are taxable at 15% (0% for  15% tax bracket and below). Distributions of net long term capital gains are taxable as long term capital gains regardless of length of time Fund shares are held.

You will be advised annually of the source of distributions for tax purposes. Distributions are paid to all Fund shareholders as of the record date, the date on which a shareholder must officially own shares to receive the distribution. If you purchase shares just before the Fund declares an income or capital gain distribution, you will pay full price for shares and then receive a portion of price back in the form of a taxable distribution, whether or not you reinvest the distribution in Fund shares. Therefore, you should consider the tax implication of buying shares in a taxable account just before the Fund declares a distribution. Please contact the Fund for information on distributions.

The redemption of shares is a taxable event which may create a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. Because the tax consequences of a redemption will depend on the shareholder's basis in the redeemed shares, shareholders should retain their account statements to determine their tax liability. A loss realized on the taxable disposition of Fund shares may be disallowed if additional shares are purchased within 30 days before or after such sale.

The Fund is required to withhold a portion of taxable income or capital gains distributions and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. Shareholders may avoid this withholding requirement by placing on the Account Application Form their proper Social Security or Taxpayer Identification Number and stating they are not subject to withholding taxes.

The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes a description of federal income tax aspects that may be relevant. Investors should consult their tax advisers for further clarification.

NET ASSET VALUE (NAV) PER SHARE

Net Asset Value (NAV) per share is determined as of the close of regular trading on the New York Stock Exchange (Exchange), normally 4:00PM EST each business day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Fund shares are bought or redeemed at their NAV next determined after an order is received in good form with all supporting documentation and required signatures by the  Transfer Agent. NAV per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by the number of outstanding shares.

In determining NAV, securities listed on an exchange or NASDAQ are valued at the last reported sale price prior to the time the valuation is made. If no sale is reported that day, securities are valued at the bid price for exchange listed and NASDAQ securities.

Bonds and fixed income securities may be valued by reference to bonds with comparable ratings, interest rates and maturities using established independent pricing services.

Securities for which no market quotations are readily available are valued at their fair value under procedures established and supervised by the Board of Trustees.

FAIR VALUE PRICING OF SECURITIES

Under the following circumstances, the Fund will use fair value pricing methods to assign a price to a security where market quotations are not readily available or reliable:

1. Exchange listed or National Assoc. of Securities Dealers Automated Quotation (NASDAQ) securities which have been suspended from trading.

2. When fewer than two market makers are regularly quoting bids for NASDAQ or non-NASDAQ (Bulletin Board, Pink Sheets) over the counter securities.

3. For all restricted securities where no market price exists.

4. Under any other circumstance deemed appropriate by the Portfolio Manager.

The use of fair value pricing may affect Fund shareholders in the following ways: The fair value assigned to a security will impact the Fund’s NAV and, by extension, the value of shares owned. It will also impact the value of the Fund’s net assets on which the Fund pays an advisory fee. For example, advisory fees could be inflated if optimistic values are assigned, even if unintentionally. There is also the possibility that the value used by the Fund may be different from the values used by other funds to price the same security.

For any portion of Fund assets invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund whose prospectus explains the circumstances and effects of fair value pricing for that fund.

SIZE LIMITATIONS

Because of its specialized nature, the Fund retains the right to close the Fund at any time.  The Board, in consultation with Adviser, may reopen the Fund at any time.

HOW TO PURCHASE SHARES

You pay no sales charge to purchase Fund shares. You may purchase shares at the NAV per share next calculated after the Transfer Agent has received the request in good order. The NAV per share is calculated by the Mutual Shareholder Services (Fund Accountant), at the close of business (currently 4:00 PM EST) each day the Exchange is open. If your order is received prior to 4:00PM, your order will be priced at that day’s NAV. If your order is received after 4:00PM or on a day the Exchange is closed, your order will be priced at the next calculated NAV. The Fund does not accept orders that request a particular day or price for the transaction or any other special conditions.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify statement accuracy upon receipt.

A minimum initial investment of $2500 is required to open an account ($1500 for IRAs) with subsequent minimum investments of $100 (including IRAs). Investment minimums may be waived at the discretion of the Adviser.

When you purchase Fund shares, the Transfer Agent will establish an account to which all full and fractional shares will be credited.  The Fund will not issue share certificates evidencing Fund ownership. Your account will be credited with the number of shares purchased, relieving you of the responsibility for safekeeping certificates.

Fund purchases may be made in the following manner:

By mail. Complete and sign the Account Application and mail with your check payable to “Pinnacle Value Fund” to: Pinnacle Value Fund

                                               Mutual Shareholder Services

                                               8000 Towne Centre Dr.- 400

                                               Broadview Heights, OH  44147

By wire. To expedite your investment, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to U.S. Bank N.A., our custodian. Your bank or broker may charge a wire transfer fee which is your responsibility. Please contact Mutual Shareholder Services at 877-369-3705 (toll free) for wire transfer instructions. Neither Fund, Mutual Shareholder Services or Adviser will assume any liability for share purchase delays due to investor failure to provide prompt notification of wire transfers.

Through financial intermediaries. If you invest through a broker-dealer or other financial institution, policies and fees charged by that institution may be different from those of the Fund. Broker-dealers, advisers, retirement plans or others may charge transaction fees or set different investment minimums or limitations on buying or selling Fund shares. Consult your financial representative for availability of funds or if you have any questions about any such fees or limitations before buying or selling Fund shares. When buying shares through an intermediary, you will receive the NAV next determined after the Transfer Agent receives your order from the intermediary.

AUTOMATIC  INVESTMENT PLAN (AIP)

The AIP provides a convenient way for you to have money deducted from your savings, checking or other accounts for investment in Fund shares. You may enroll in the AIP by completing the Automatic Investment Plan portion of the application. You may enroll only if you have an account maintained at a domestic financial institution which is an Automated Clearing House (ACH) member for automatic withdrawals under the plan. The AIP does not assure a profit or protect against loss. You will be charged a fee if there are insufficient funds in your financial institution account to cover your purchase or if the date of your AIP request differs from our normal processing cycle (5th or 20th of month).

You may terminate your AIP at any time by written notification to the Transfer Agent.

OTHER INFORMATION ON PURCHASE OF SHARES

The Fund reserves the right to reject any order, to cancel any order due to non payment and to waive or lower the investment minimums. If an order is canceled because your check or AIP request does not clear, you will be responsible for any loss the Fund incurs. If you are an existing shareholder, the Fund will redeem shares from your account to reimburse it for any loss. A fee will be charged for all checks or AIP requests that fail to clear. For redemptions made shortly after purchase, the Fund will timely process the redemption but will delay payment until clearance of the purchase check. Shares held less than one year are subject to a redemption fee of 1% of proceeds. In the event the Fund cannot recover from the investor, the Fund Accountant will be responsible for any loss. Cash, travelers checks, credit card checks and foreign currency are not accepted. Third party checks are acceptable provided they are drawn on a US financial institution, are properly endorsed and the payee is the shareholder of record for the account.

HOW TO REDEEM SHARES

All Fund shares offered for redemption will be redeemed at the Fund’s NAV (less any applicable redemption fee) next determined after the Transfer Agent receives the redemption request in good order. Since the Fund’s NAV will fluctuate because of changes in the market value of the Fund’s portfolio holdings, redemption proceeds may be more or less than the amount you paid for the shares being redeemed. Redemption proceeds will be mailed to address of record or, if proceeds are $10,000 or more, may be transmitted by wire, upon written request to Transfer Agent, to your pre-designated account at a domestic bank. You may be charged a wire transfer fee. Redemption proceeds will generally be mailed within 7 days of receipt of your request.

Redemption by Mail.

Shares may be redeemed by mail by writing directly to the Transfer Agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed if required (see below), and must include your account number. If Fund shares are owned by more than one person, the request must be signed by all owners exactly as the names appear on the account. Signature guarantees are normally available from a bank, broker-dealer or other financial institution.  A notary public is not an acceptable guarantor.

Signature Guarantee Requirements.

 To protect you and the Fund against fraud, signatures on certain requests must have a “signature guarantee”.  The following requests require a signature guarantee:

(i) redemption proceeds sent to a different address from that on the account, (ii) proceeds are made payable to someone other than  account owner, (iii) redemption from an account where the name or address has changed within the last 30 days, (iv) large redemptions  where Transfer Agent can require a signature guarantee at its discretion.

Redemption by Phone.

You may redeem shares by telephone if you have elected telephone redemption privileges on your Account Application. When calling the Transfer Agent, you will need to provide your name(s), account number and password or additional forms of identification.

Telephone redemptions are convenient but this option involves a risk of loss from unauthorized or fraudulent transactions. Fund and Transfer Agent will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and reviewing all statements and transactions immediately for accuracy. Neither Fund nor Transfer Agent will be responsible for any losses due to telephone fraud so long as they have taken reasonable steps to verify the caller’s identity.

Additional documentation may be requested to execute large telephone redemptions.

OTHER INFORMATION ON REDEMPTION OF SHARES

Redemption requests will not be processed until all necessary documents have been received in good order by the Transfer Agent. If you have any questions about what documents are required, please call the Transfer Agent at 1-877-369-3705 (toll free).

The Fund reserves the right to take up to 7 days to make payment if the Fund could be adversely affected by immediate payment. The Fund may suspend redemption privileges or postpone payment when the Exchange is closed all day or during what the SEC determines to be emergency circumstances.

Redemption in Kind. The Fund will normally make redemptions in cash but reserves the right to satisfy a redemption request by delivering selected shares or units of portfolio securities under certain circumstances. Any redemption in kind may include illiquid securities that may be difficult to sell at acceptable prices because of the lack of an available market. Shareholders who receive a redemption in kind may also incur costs to dispose of the securities they receive.

To discourage short term trading, a redemption fee of 1% of  proceeds is imposed if shares sold are held less than one year. The fee is payable from redemption proceeds and is retained by the Fund for the benefit of all shareholders. The Fund may waive the redemption fee for mandatory retirement account withdrawals or other circumstances.

Because of the high cost of maintaining small accounts, the Fund may redeem your shares if your account value falls below the stated investment minimums due to redemptions. You will be given 30 days notice to reestablish the investment minimum. If you do not increase your balance, the Fund may close your account and send the proceeds to you .

MARKET TIMING-FREQUENT TRADING

The Fund is intended for long-term investment purposes and is not intended as a vehicle for shareholders to speculate on short-term market movements. It is the Fund’s policy to discourage trading in Fund shares that may be detrimental to long-term Fund owners.

One form of potentially detrimental trading is frequent, excessive, short-term trading or market timing (Market Timing). Market Timing is characterized by frequent purchase and redemption of Fund shares to profit from short-term price movements in the Fund’s NAV. Market Timing has not been defined by federal securities laws or regulation. However, it may be detrimental to long-term shareholders by diluting the value of long-term shareholder shares, disrupting portfolio strategy and execution, causing the Fund to hold larger cash balances than it normally would, increasing brokerage and related costs such as custody and administration and/or incurring additional tax liability.

To discourage Market Timing, Fund has adopted these policies applying to all accounts:

1. 1% redemption fee for all shares redeemed within one year of purchase.

   The fee is retained by the Fund for the benefit of all shareholders.

2. Transfer Agent does not accept payment for Fund shares after 4PM EST. Checks received after 4PM are held until the next business day and receive that day’s NAV.

3. Fund does not accept orders requesting a specific day, price or special consideration.

4. Fund may reject any purchase by any investor for any reason, including orders believed      to be from Market Timers. In particular, the Fund reserves the right to reject share purchases without prior notice when it detects a pattern of excessive trading. The Fund may close or limit, without notice, any account based on a history of Market Timing.

5.

Fund may not enter into any arrangements to permit Market Timing.

While these policies and procedures seek to discourage Market Timing in Fund shares, neither the Fund nor Adviser can guarantee they will be successful in doing so.

With respect to accounts where shareholder transactions are processed, or records kept by third party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same intermediary or omnibus account may be deemed part of a group for this purpose and be rejected. For any account so identified, the Fund will make further inquiries and take any other necessary actions to prevent Market Timing by the shareholder(s) trading through this account and, if necessary, the third party intermediary maintaining this account. Intermediaries maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the Fund upon request. However, the Fund may not be able to determine that a specific order, especially one made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Fund. There is no assurance the Fund will reject such orders. The Fund has no arrangement with any investor or financial intermediary to permit frequent trading. The Fund may accept actions by intermediaries to enforce Market Timing policies on behalf of the Fund that provide a similar level of protection against excessive trading.

PRIVACY POLICY

Protecting your personal information is a Fund priority. The Fund may collect non-public personal information on you in the following ways:

1.

From information provided by you on applications or other forms submitted to the Fund or Transfer Agent, and

2.

From information arising from your investment in the Fund.

The Fund uses electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a need to know basis to personnel using this information to provide products and services to you. The Fund does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Fund has entered into arrangements with the Advisor to provide investment advisory, administrative and other services and the Fund may disclose information about you to the Advisor, as defined herein, in connection with the Advisor’s responsibilities to the Fund.

ADDITIONAL INFORMATION

Additional Fund information has been filed with the Securities and Exchange Commission in a Statement of Additional Information (SAI) dated the same date as this Prospectus. The SAI provides more detailed Fund information and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year. If you wish to receive a free SAI copy or a report or have any questions about the Fund, please visit our website at www.pinnaclevaluefund.com or call Shareholder Services at 1-877-369-3705 (toll free).

Additional information about the Fund including the SAI can be viewed and copied at the Public Reference Room at the Securities & Exchange Commission in Washington, DC 20549-0102. Hours of operation may be obtained by calling 1-202-942-8090.

You can receive copies of this information, after paying a duplicating fee by writing to:

Public Reference Room

Securities & Exchange Commission

100 F Street NE

Washington, DC  20549-5009

Or my emailing: publicinfo@sec.gov

 Free access to annual and semi-annual reports and other information about the Fund is available from the EDGAR database on the SEC’s website at http://www.sec.gov.

The Fund’s Investment Company Act File No. is 811-21291